UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

9197 S. Peoria Street, Englewood, CO 80112-5833

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  303-397-8100

Not Applicable

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., $0.01 par value per share	TTEC	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On August 7, 2019, TTEC Holdings, Inc. issued a press release announcing financial results for the quarter ended June 30, 2019.

A copy of the August 7, 2019 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 and attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Press release dated August 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: August 8, 2019	By:	/s/ Regina M. Paolillo
Regina M. Paolillo,
Chief Financial Officer